EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. §1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of SPS Commerce, Inc. (the “Company”) for the period ended March 31, 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, the Chief Executive Officer and the Chief Financial Officer of the Company, hereby certify, pursuant to and for purposes of 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ ARCHIE C. BLACK
Archie C. Black
President and Chief Executive Officer (principal executive officer)

/s/ KIMBERLY K. NELSON
Kimberly K. Nelson
Executive Vice President and Chief Financial Officer (principal financial and accounting officer)

April 30, 2020